THE
                                                                          TEBERG
                                                                            FUND





                                                                      Prospectus
                                                                   April 1, 2002






                                                                     Managed by:
                                      First Associated Investment Advisors, Inc.







This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.


  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS



Fund Overview: Risk/Return Summary.............................................1
   What is the Fund's Investment Objective?....................................1
   What are the Fund's Primary Investment
   Strategies?.................................................................1
   What are the Principal Risks of
   Investing in the Fund?......................................................1
   Who May Want to Invest in the Fund?.........................................2
   What is the Fund's Performance?.............................................2
   What are the Fees and Expenses
   Associated with Investing in the Fund?......................................2


More about the Fund's Objective, Strategies
and Risks......................................................................4
   Investment Objective........................................................4
   Investment Strategies.......................................................4
   Temporary Investments.......................................................5
   Principal Risks of Investment...............................................6


Management of the Fund.........................................................8
   Investment Advisor..........................................................8
   Portfolio Manager...........................................................8
   Service Providers...........................................................9


Shareholder Information........................................................9
   Valuation of Fund Shares....................................................9
   Buying Shares...............................................................9
   Selling (Redeeming) Shares.................................................11


Distribution of Fund Shares...................................................13
   Distributor................................................................13
   Distribution Plan..........................................................13


Fund Distributions and Taxes..................................................14
   Dividends and Distributions................................................14
   Taxation...................................................................14


Financial Highlights..........................................................15


Privacy Notice................................................................17



Fund Overview: Risk/Return Summary

What is the Fund's Investment Objective?
The investment objective of The Teberg Fund (the "Fund") is to maximize total return (capital appreciation plus income).


What are the  Fund's  Primary  Investment  Strategies?
To achieve the Fund's investment objective, First Associated Investment Advisors, Inc. (the "Advisor") invests the Fund's assets primarily in shares of any number of other no-load and load-waived mutual funds, sometimes referred to in this Prospectus as "Underlying Funds." Some of the Underlying Funds pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), emphasizing a particular investment style (e.g., value or growth), or concentrating in certain industries or sectors. Some of the Underlying Funds invest in the stocks of large, medium and small capitalization domestic or international companies while others invest in fixed-income securities of varying credit qualities, including government and corporate bonds, as well as high yield securities or "junk bonds." Over time, the Fund's asset mix is likely to consist of a combination of equity, fixed income, or money market funds; however, the Fund reserves the right to invest all of its assets in any of those asset classes depending upon market conditions. Additionally, the Fund may commit up to 80% of its assets to high yield funds.


The Advisor is responsible for constructing and maintaining the allocation of the Fund's assets in a timely combination of Underlying Funds that maximizes the Fund's total return. In selecting Underlying Funds, the Advisor uses a "top-down" approach, which begins with a formulation of a general macroeconomic outlook. Then, various sectors, asset classes, and fund categories are analyzed and selected for investment by the Advisor. Finally, after an analysis of the historical returns of a large number of mutual funds representing certain sectors, asset classes, or fund categories believed to be attractive by the Advisor, the Advisor selects individual funds that exhibit the potential for superior growth based on historical long-term pricing.

The Advisor reviews and re-balances the combination of Underlying Funds in which the Fund invests from time to time to maintain the Advisor's current analysis of the appropriate mix of funds. The Advisor believes that the best investment returns can be attained by continually allocating assets into potentially top performing funds, with the intention to hold a majority of these funds for long-term gain.

What are the Principal Risks of Investing in the Fund?
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

o Management Risk. The risk that investment strategies employed by the Advisor in selecting the Underlying Funds and those used by the Underlying Funds in selecting investments -- including the ability of the investment advisory organizations that manage the Underlying Funds to assess economic conditions and investment opportunities -- may not result in an increase in the value of your investment or in overall performance equal to other investments.

o Market Risk. The value of the Fund's shares will go up and down based on the performance of the mutual funds of which the Fund owns shares and other factors affecting the securities markets generally.

o Interest Rate and Credit Risk. These risks apply to the extent the Underlying Funds hold fixed-income securities. Interest rates may go up resulting in a decrease in the value of the securities held by the Underlying Funds. Longer maturities generally involve greater risk than shorter maturities. Issuers of fixed-income securities might be unable to make principal and interest payments when due.

o High Yield Risk. The value of fixed-income securities that are rated below investment grade are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on public perception of the issuer. Additionally, these instruments are generally unsecured and may be subordinated to other creditor's claims.

o Small and Medium Capitalization Risk. Securities of smaller companies in which the Underlying Funds may invest involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.

o Non-Diversification Risk. Underlying Funds that are non-diversified may invest a larger percentage of their assets in individual companies than a mutual fund that is diversified. This may result in the Fund's share price being more volatile than if it did not invest in non-diversified Underlying Funds.

o Concentration Risk. To the extent Underlying Funds concentrate their investments in a particular industry or sector, such Underlying Fund's shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

Who May Want to Invest in the Fund?
This Fund may be appropriate for investors who are:

o seeking capital appreciation and income consistent with the assumption of an average level of market risk;

o    willing to leave their money invested in the Fund for at least five years;

o able to tolerate a risk that they may experience share price fluctuations or lose money on their investment;

o    able to tolerate the risks associated with investments in high yield bonds;

o    not seeking absolute stability of principal; or

o    not pursuing short-term goals.

What is the Fund's Performance?
The Fund has no annual return history at this time because the Fund has not been in operation for a full calendar year.

What are the Fees and Expenses  Associated  with  Investing  in the Fund?
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. These fees and expenses are described in the tables below and are further explained in the example that follows. Annual fund operating expenses are based on estimated expenses.



Fee Table(1)

SHAREHOLDER FEES(2)
(expenses paid directly from your investment)                      NONE

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
Management Fees                                                   1.50%
Distribution (Rule 12b-1) Fees(4)                                 0.00%
Other Expenses(3)                                                 1.21%
Total Annual Fund Operating Expenses                              2.71%
        Less Expense Reimbursement                               -0.21%
Net Annual Fund Operating Expenses(5)                             2.50%

--------------------------------------------------------------------------------

(1) Because the Fund is a "fund of funds," you will indirectly bear your proportionate share of any fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the expenses of the Fund. Actual Underlying Fund expenses are expected to vary with changes in the allocation of the Fund's assets among various Underlying Funds. These expenses are not included in the table above or the example below.

(2) The shares of the Fund are 100% no load, so you pay no sales charges (loads) to buy or sell shares of the Fund. The Fund's transfer agent, however, charges a $15 wire redemption fee.

(3) These expenses, which include custodian, transfer agency, and other customary Fund expenses, are based on estimated amounts for the Fund's current fiscal year.

(4) The Fund has adopted a Rule 12b-1 plan but has not yet charged any fees under the plan.

(5) The Fund has an Investment Advisory Agreement with the Advisor dated March 11, 2002. The Agreement provides that the Fund shall pay the Advisor an annual management fee in the amount of 1.50% of its average daily net assets. The Advisor has also entered into an Operating Expenses Limitation Agreement dated March 11, 2002, with the Fund. Under the Operating Expenses Limitation Agreement, the Advisor has agreed to waive its fees and absorb expenses for the Fund to the extent that its Total Annual Fund Operating Expenses exceeds 2.50% of the Fund's average daily net assets. The Advisor may recapture any fees or expenses it has waived or reimbursed within a five-year period. The Operating Expenses Limitation Agreement is in effect for one year and expires April 1, 2003.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and the Fund's operating expenses remain the same. Net expenses (expenses adjusted to reflect the contractual operating expense cap) have been used in calculating expenses for one year, and estimated gross expenses (without adjustment for a contractual operating expense cap) have been used in calculating expenses for three years. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                 ----------------------- -------------------
                         1 Year               3 Years
                 ----------------------- -------------------
                          $253                  $821
                 ----------------------- -------------------

More about the Fund's Objective, Strategies and Risks

Investment Objective
The investment objective of the Fund is to maximize total return; that is, over the long term the Fund will attempt to achieve a balance between capital appreciation and income generation. This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval.

Investment Strategies
The Fund pursues its objective by investing primarily in shares of any number of Underlying Funds. The Underlying Funds purchased by the Fund likely will have certain investment policies and use certain investment practices that may be different from those of the Fund. These other policies and practices may subject the Underlying Funds' (and, by extension, the Fund's) assets to varying or greater degrees of risk.

The Advisor selects primarily equity mutual funds that the Advisor believes offer above-average prospects for capital growth and attractive high yield bond and money market funds (the Fund reserves the right to invest all of its assets in equity, fixed income, or money market funds depending upon market conditions). In selecting the Underlying Funds in which the Fund invests, the Advisor applies a "top-down" analysis to the market to ensure that each fund qualifies as a suitable investment. The funds are first divided into a number of distinct asset classes (e.g., large cap, small/mid cap, international, high-yield income, and high-quality income) and distinct sectors (e.g., financial, technology and health care). The categories selected by the Advisor will reflect the Advisor's beliefs about those categories that provide the greatest potential for diversification and financial reward over the long run. Funds are then chosen on the basis of whether the Advisor believes they exhibit the potential for superior growth based on factors including, but not limited to, their exposure to risk, historical performance, downside records, and competitive position.

In selecting the Underlying Funds, the Advisor seeks to construct a portfolio of Underlying Funds that invest across the range of the total market, including stocks of companies with large, medium and small average capitalizations, and at various times emphasizes either value or growth styles of investing or a combination. The Advisor also seeks to include Underlying Funds that invest in fixed-income securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or lower than investment grade); provided, however, that up to 80% of the Fund's assets may be invested in high yield funds. The term "investment grade" refers to the credit quality of fixed-income securities as established by a recognized rating agency, such as S&P, Moody's, or Fitch. Securities that are rated lower than investment grade, or high yield securities, generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout, and firms with heavy debt loads. In addition, although not its primary investment focus, the Fund also may purchase shares of international and global Underlying Funds that invest in securities of companies located outside of the U.S. when they meet the Advisor's selective criteria. Such investments, however, will not comprise more than 5% of the Fund's portfolio.

The Advisor believes that investing in other mutual funds provides the Fund with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Fund could achieve by investing directly in individual portfolio securities. However, the Advisor believes that the best investment returns can be attained by moving assets into funds that currently exhibit the potential for superior growth within a given asset class or fund category. Continually monitoring and re-balancing the Fund's investments (if necessary) may help ensure that returns are maximized while maintaining diversification to avoid dependence on one area of the market. The Advisor also regularly evaluates the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process. Such trading, however, may result in realization of capital gains that would not otherwise be realized and may also lead to higher transaction costs, which could negatively affect the Fund's performance. The Advisor does not anticipate that the Fund will regularly achieve portfolio turnover rates in excess of 100%; however, there are no restrictions on the portfolio turnover rate of the Fund. A comparatively high portfolio turnover rate may affect the Fund's performance because it results in higher brokerage commissions, and higher portfolio turnover rates may result in taxable capital gain distributions to the Fund's shareholders. Additionally, there is no limit on, and the Advisor cannot control, the portfolio turnover rates of the Underlying Funds.

Please remember that the Fund is independent from any of the Underlying Funds in which it invests and has little voice in or control over the investment practices, policies or decisions of those Underlying Funds. If the Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that Underlying Fund, which may entail losses. An Underlying Fund may limit the Fund's ability to sell its shares of the Underlying Fund at certain times. In these cases, such investments will be considered illiquid and subject to the Fund's overall limit on illiquid securities. For example, no Underlying Fund is required to redeem any of its shares owned by the Fund in an amount exceeding 1% of the Underlying Fund's shares during any period of less than 30 days. As a result, to the extent that the Fund owns more than 1% of an Underlying Fund's shares, the Fund may not be able to liquidate those shares promptly in the event of adverse market conditions or other considerations.

As a means to pursue its investment objective, the Fund intends to remain fully invested in shares of Underlying Funds at all times. The Fund may, however, to a limited extent pursue an investment strategy of investing its assets directly in securities in lieu of indirect investments through other mutual funds. The Fund's direct investments would remain consistent with its asset allocation strategy and would typically be close or identical to those securities held by one or more of the Underlying Funds in which the Fund currently invests.


The Fund will invest, whenever possible, in Underlying Funds that do not impose up-front sales loads, deferred sales loads, or 12b-1 distribution fees of more than 0.25%. If the Fund invests in an Underlying Fund that charges a sales load, it will use available sales load waivers and quantity discounts to minimize or eliminate the sales load. If the Fund invests in an Underlying Fund that pays 12b-1 distribution fees, the Advisor will purchase the Underlying Fund through an affiliated broker which may retain some or all of the 12b-1 distribution fee. Mr. Curtis A. Teberg, who is the President of the Advisor, may receive a portion of the 12b-1 distribution fee as a registered representative of the affiliated broker. Mr. Teberg may retain such amounts or credit such amounts to the Fund. The Advisor may voluntarily reduce its advisory fee in an amount equal to any amount retained by Mr. Teberg.


Temporary Investments
In order to protect the Fund's assets or maintain liquidity during adverse market, economic, political or other conditions, the Advisor may from time to time invest any amount in cash or similar short-term, investment grade securities such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit as a temporary defensive position. Although it is anticipated that the Fund will be fully invested in securities consistent with the Fund's investment objective during such adverse conditions, when the Fund takes a temporary defensive position, it may not achieve its investment objective. Additionally, for cash management purposes, the Fund may hold up to 100% of its total assets directly in cash or similar investments, but only after the Advisor has committed available assets to desirable investment opportunities.

Principal Risks of Investment
Mutual funds pool shareholders' money and, using professional investment managers, invest the shareholders' money in securities. Although the Fund principally invests in a number of Underlying Funds, this investment strategy does not eliminate investment risk. Owning securities, including mutual funds, has risks that may cause you to lose money on your investment. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. The following list sets forth more information about the principal risks of the Fund noted earlier in this Prospectus, along with information on additional types of risks that apply to the Fund. These risks could adversely affect the net asset value and total return of the Fund, and therefore of your investment.

o Management Risk. The main risk of the Fund is the emphasis placed on the Advisor's judgment in assembling the combination of investments in the Underlying Funds. The Advisor's primary role is to make decisions based on investment research and analysis about the appropriate allocation among and within fund classes and types at any given time. Although the Fund may have a wide range of equity and fixed-income allocations, the types of equity or fixed-income funds used and in what proportion involve highly subjective judgments, and the Fund is designed to reflect those judgments. As a consequence, the principal risks of the Fund involve the risks that those judgments may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, you could lose money on your investment in the Fund just as you could with other investments.

o Stock Market Risk. The Fund invests in mutual funds that invest in equity securities. Equity mutual funds are subject to stock market risks and significant fluctuations in value. Stock market prices of securities may be adversely affected by many factors, such as an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. If the stock market declines in value, the Fund is likely to decline in value in proportion to its investments in equity funds. Furthermore, an Underlying Fund's focus on certain types of stocks (such as small or large capitalization) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

o Bond Market Risk. The Fund may invest in Underlying Funds that are invested in a broad range of bonds or fixed-income securities. To the extent that an Underlying Fund is so invested, the return on and value of an investment in the Fund will fluctuate with changes in interest rates. Typically, when interest rates rise, the fixed-income security's market value declines (interest-rate risk). Conversely, the longer a fixed-income security's maturity, the lower its yield and the greater the risk of volatility
     (maturity risk). A fixed-income security's value can also be affected by changes in the security's credit quality rating or its issuer's financial condition (credit quality risk). This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

o High Yield Securities Risk. Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk, and lower-rated securities are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high yield securities and the entire high yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a higher profile default.

o Government Obligations Risk. The Underlying Funds in which the Fund invests may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

o Small and Medium Capitalization Risk. To the extent that the Fund invests in Underlying Funds that invest in the equity securities of companies with small and medium size capitalization, the Fund is subject to certain risks. Companies with small and medium size capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of the Fund's assets.

o Liquidity Risk. The securities of many of the companies with small and medium size capitalization may have less "float" (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk. In addition, high yield fixed income securities generally have more limited trading opportunities than higher credit quality securities, which makes it more difficult to buy or sell a security at a favorable price or time, and therefore also subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Underlying Fund would like to sell. If that happens, an Underlying Fund invested in such securities may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on such Underlying Fund's (and, by extension, the Fund's) performance.

o Non-diversification Risk. The Fund may invest in Underlying Funds classified as "non-diversified" under federal securities laws, which means that one-half of such Underlying Fund's assets may be invested in two or more securities, while the other half is spread out among various investments not exceeding 5% of such fund's total assets. As a result, an Underlying Fund's shares (and, by extension, the Fund's shares) may be more susceptible to adverse changes in the value of the shares of a particular security than would be the shares of a diversified mutual fund.

o Concentration Risk. The Fund may invest in Underlying Funds that in turn concentrate their investments within one industry or sector or among a broad range of industries or sectors. To the extent that an Underlying Fund focuses on one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund. For example, to the extent that an Underlying Fund concentrates in the technology sector, it will be subject to the risks of that sector, including competitive pressures of technology companies from new market entrances and technological obsolescence, as well as increased research and development costs and potential for greater governmental regulation. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors. The Advisor's judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time. Therefore, the Underlying Funds in which the Fund invests may be concentrated in any of a number of different sectors or industries.

Management of the Fund

Investment Advisor
The Advisor, First Associated Investment Advisors, Inc., subject to the general supervision of the Fund's Board of Trustees, is the investment advisor to the Fund and is responsible for the day-to-day management of the Fund in accordance with the Fund's objectives and policies. This includes making investment decisions, as well as buying and selling securities. The Advisor is an SEC-registered investment advisor and is located at 1301 Miller Trunk Highway, Duluth, Minnesota, 55811. The Advisor provides investment management services for individuals and institutional clients.

The Advisor is responsible for the day-to-day management of the Fund in accordance with its investment objective and strategies. Furthermore, the Advisor is ultimately responsible for the investment performance of the Fund because it allocates the Fund's assets among the various mutual funds in which it invests and monitors the Fund for any necessary re-balancing or reallocation. For its services, the Advisor is entitled to an annual advisory fee of 1.50% of the Fund's average daily net assets. In addition, the Advisor has entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Fund's expenses to a certain minimum (as described in the Fee Table on page 3 of this Prospectus). Under the Operating Expenses Limitation Agreement, the Advisor may recapture waived or reimbursed expenses for a five-year period under specified conditions. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. This Agreement is in effect for one year and expires on April 1, 2003.

Portfolio Manager
Curtis A. Teberg is the portfolio manager of the Fund and is responsible for its overall day-to-day management. Mr. Teberg has been in the investment management business for approximately 25 years. He is the co-founder of the Advisor and has been its President since its inception in 1988. From August 1988 to February 2002, Mr. Teberg was a registered representative with Walnut Street Securities, Inc., a securities brokerage firm in St. Louis, Missouri. Since February 2002, he has been a registered representative with Askar Corp., a securities brokerage firm in Bloomington, Minnesota. Mr. Teberg holds series 7, 24, and 63 licenses.

Service Providers
Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, California 94105, has passed upon legal matters in connection with the issuance of shares of beneficial interest of the Fund. PricewaterhouseCoopers LLP has been selected as independent public accountants for the Fund. U.S. Bank, National Association serves as Custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, located in Milwaukee, Wisconsin, serves as the Fund's Administrator, Transfer Agent and Fund Accountant.

Shareholder Information

Valuation of Fund Shares
Shares of the Fund are sold at net asset value per share (NAV), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. The Fund's NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Additionally, while the Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), the NAV of the Fund's shares may be determined on days the NYSE is closed for business if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of the Fund's securities (consisting primarily of shares of other mutual funds), cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets
- liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The assets of the Fund consist primarily, if not exclusively, of shares of Underlying Funds valued at their respective NAVs. There may be situations when the Fund is unable to receive an NAV from an Underlying Fund. In such case, shares of an Underlying Fund will be valued at its fair market value as determined in good faith by the Fund's Board of Trustees. Most Underlying Fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized costs. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an Underlying Fund, or if the value of a security held by an Underlying Fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the Underlying Funds' Board of Trustees. The NAV of the Fund will fluctuate with the value of the securities held by the Underlying Funds in which it principally invests.

Buying Shares
To open an account, you must invest at least the minimum amount.

                                       To Open             To Add to
       Minimum Investments          Your Account         Your Account
   ------------------------      -------------------------------------
   Regular Accounts                    $25,000              $1,000
   Retirement Accounts                 $25,000               $100

Shares of the Fund may be purchased by check or by wire transfer of funds through a bank or through one or more brokers authorized by the Fund to receive purchase orders. The minimum initial investment for all accounts, both regular and retirement (IRAs, UGMA/UTMA accounts, SEP-IRAs, pension and profit sharing plans, etc.), is $25,000. Initial investments may be made in any amount in excess of this amount. To add to existing accounts, the Fund requires a minimum investment of $1,000 for regular accounts and $100 for retirement accounts.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting management strategies and by increasing expenses. Accordingly, the Fund may reject your purchase order if in the Advisor's opinion, you have a pattern of short-term or excessive trading, your trading has been or may be disruptive to the Fund, or rejection otherwise would be in the Fund's best interest.

--------------------------------------------------------------------------------
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

|X|      The name of the Fund

|X|      The dollar amount of shares to be purchased

|X|      Purchase application or investment stub

|X|      Check payable to "The Teberg Fund"
--------------------------------------------------------------------------------

Timing of Requests
Your share price will be the next NAV calculated after the Transfer Agent receives your request in good order. All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day's NAV.

Methods of Buying

Through an          You  can   purchase   shares   of  the  Fund   through   any
authorized          broker-dealer  organization or mutual fund  marketplace that
broker-dealer       has been authorized by the Fund.  These  broker-dealers  are
or mutual           further  authorized  to designate  other  intermediaries  to
fund                receive purchase and redemption orders on the Fund's behalf.
marketplace         A  purchase  order is  deemed  received  by the Fund when an authorized broker-dealer or mutual fund marketplace, or, if applicable, a broker-dealer's or mutual fund marketplace's authorized designee, receives the request in good order.
                    Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail To open an account, complete an account application form and send it together with your check for the amount you wish to invest in the Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the transfer agent. No third party checks will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Fund's transfer agent.

                    Regular Mail                            Overnight Delivery
                    The Teberg Fund                         The Teberg Fund
                    c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701                            615 E. Michigan Street, Third Floor
                    Milwaukee, WI  53202                    Milwaukee, WI  53202


                    NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone        To make additional investments by telephone,  you must check the appropriate box on your account application form and complete the special options form authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the transfer agent toll free at 1-866-209-1964 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.


By wire To open an account or to make additional investments by wire, call 1-866-209-1964 to obtain a shareholder account number and instructions. You should then instruct your bank to wire transfer the intended amount in federal funds to:



                    U.S. Bank, National Association
                    Milwaukee, WI  53202
                    ABA #:  042000013
                    Credit:  U.S. Bancorp Fund Services, LLC
                    Account #:  112-952-137
                    Further Credit:   The Teberg Fund
                            (your name or the title on the account)
                            (your account #)


Selling (Redeeming) Shares

Methods of Selling

Through a           If you purchased your shares through a broker-dealer, mutual
broker-dealer       fund  marketplace  or  other  financial  organization,  your
organization        redemption   order   may  be   placed   through   the   same
or mutual           organization.  The  organization  is responsible for sending
fund                your redemption order to the Fund on a timely basis.  Please
marketplace         keep  in  mind  that  your   broker-dealer  or  mutual  fund
                    marketplace may charge additional fees for its services.


By mail Send your written redemption request to the Fund's transfer agent at the address below. Your request should be in good order and contain the Fund's name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).


                    Regular Mail                            Overnight Delivery
                    The Teberg Fund                         The Teberg Fund
                    c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701                            615 E. Michigan Street, Third Floor
                    Milwaukee, WI  53202                    Milwaukee, WI  53202

                    The Fund's transfer agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone        If you are  authorized  to  perform  telephone  transactions
                    (either  through  your  account   application   form  or  by
                    subsequent arrangement in writing with the Fund) you may redeem shares in any amount, but not less than $500, by instructing the Fund by phone at 1-866-209-1964. Unless noted on the initial application, a signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

                    Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

                    |X|  that you correctly state the Fund account number
                    |X|  the name in which your account is registered
                    |X| the social security or tax identification number under which the account is registered
                    |X| the address of the account holder, as stated in the account application form

By wire To redeem shares by wire, call the Fund at 1-866-209-1964 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The Fund's transfer agent charges a $15 outgoing wire fee.


Payment of Redemption Proceeds to You
--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|  The name of the Fund

|X|  The dollar amount of shares to be redeemed

|X| Signatures of all registered shareholders exactly as the shares are registered

|X|  The account number
--------------------------------------------------------------------------------

You may redeem the Fund's shares at a price equal to the NAV next determined after the Fund's transfer agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases proceeds will be wired or a check mailed within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail or wire the proceeds until your purchase check has cleared (usually within 12 days).

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:

|X|  Vary or waive any minimum investment requirement.

|X| Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

|X| Reject any purchase or exchange request for any reason. Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

|X| Redeem all shares in your account if your balance falls below the Fund's minimum. If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

|X| Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

|X| Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under "Buying Shares."

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details.

Distribution of Fund Shares

Distributor
Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the shares of the Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.

Distribution Plan
On December 3, 2001, the Fund's Board of Trustees approved, but the Fund has not yet implemented, a Distribution Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940 to provide certain distribution activities for the Fund and its shareholders. The Distribution Plan, which can only be implemented on or after April 1, 2003, would allow the Fund to pay fees for the sale and distribution of its shares. The Fund may pay up to 0.25% per year of its average daily net assets for such distribution activities. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Fund Distributions and Taxes

Dividends and Distributions
Generally, the Fund declares dividends of net investment income at least annually. If such day falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the next succeeding business day. Payments vary in amount depending on income received from portfolio securities and expenses of operation of the Fund.

Shares will begin earning dividends on the day after which the Fund receives payment and shares are issued. Shares or cash continue to earn dividends through the date they are redeemed or delivered subsequent to reinstatement.

The Fund intends to qualify as a regulated investment company for federal income tax purposes and intends to make additional distributions to the minimum extent necessary to distribute the entire annual investment company taxable income of the Fund, plus any net capital gains and to avoid imposition of the excise tax imposed by the Internal Revenue Code of 1986, as amended. The additional distributions, if needed, would consist of the following:

o an increase in distribution scheduled for January to include any amount by which the estimated Fund investment company taxable income and net capital gains for a fiscal year exceeds the amount of Fund taxable income previously distributed with respect to such year, or, if greater, the minimum amount required to avoid imposition of such excise tax;

o a distribution soon after actual annual investment company taxable income and net capital gains of the Fund have been computed of the amount, if any, by which such actual income exceeds the distributions already made; or

o if, in the reasonable discretion of the Fund's Advisor, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Shareholders will be notified annually as to the federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the NAV of the shares received.

All Fund dividends and capital gains distributions will be reinvested in additional shares unless a shareholder instructs the Fund otherwise on his or her account application or has redeemed all shares held in the Fund. In such cases, dividends and distributions will be paid in cash.

Taxation
As with any investment, your investment in the Fund could have tax consequences for you.

The Fund will earn income and gains on its investments, including investments in the Underlying Funds in which the Fund invests. Fund distributions are taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Capital gain dividends paid by the Fund are taxable to you as long-term capital gain no matter how long you have owned your shares.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

By law, the Fund must withhold 30.5% of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of another Fund is the same as a sale.

Fund distributions and gain from the sale or exchange of your shares generally will be subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

Financial Highlights
Because the Fund has recently commenced operations, there are no financial highlights available at this time.



                               INVESTMENT ADVISOR
                   First Associated Investment Advisors, Inc.
                                Duluth, Minnesota


                         INDEPENDENT PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLC
                               New York, New York


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                            San Francisco, California


                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                              Milwaukee, Wisconsin


                                    CUSTODIAN
                         U.S. Bank, National Association
                                Cincinnati, Ohio


                         ADMINISTRATOR, TRANSFER AGENT,
                               AND FUND ACCOUNTANT
                         U.S. Bancorp Fund Services, LLC
                              Milwaukee, Wisconsin



                                 PRIVACY NOTICE

The Fund, the Advisor and the Distributor collect non-public information about you from the following sources:


o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Where to Find More Information
You can find more information about the Fund in the following documents:


Statement of Additional Information (SAI) dated April 1, 2002

The SAI provides more details about the Fund's policies and management. The Fund's SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Reports
Once they become available, the Fund's annual and semi-annual reports will provide the most recent financial reports and portfolio investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You can obtain a free copy of these documents or request other information about the Fund by calling the Fund at 1-866-209-1964, or by writing to:

The Teberg Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the Securities and Exchange Commission (SEC) Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C.  20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

                                                     1940 Act File No. 811-07959







                       Statement of Additional Information


                               Dated April 1, 2002



                                 THE TEBERG FUND

                                   A Series of

                              ADVISORS SERIES TRUST




This Statement of Additional Information ("SAI") provides general information about The Teberg Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"). This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus dated April 1, 2002, as supplemented and amended from time to time, which is incorporated hereto by reference. First Associated Investment Advisors, Inc. (the "Advisor") is the investment advisor to the Fund. To obtain a copy of the Fund's prospectus, please write or call the Fund at the address or telephone number below.


                                 The Teberg Fund
                       c/o U.S. Bancorp Fund Services, LLC
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701
                                 (866) 209-1964


                        ---------------------------------

                                TABLE OF CONTENTS
                        ---------------------------------


The Trust......................................................................3


Objectives, Strategies and Associated Risks of the Fund........................3

   TEMPORARY INVESTMENTS......................................................12
   FUNDAMENTAL INVESTMENT LIMITATIONS.........................................12

Management of the Fund........................................................13

   BOARD OF TRUSTEES..........................................................13
   CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP..........16
   INVESTMENT ADVISOR.........................................................16

Distribution of Fund Shares...................................................17

   DISTRIBUTOR................................................................17
   DISTRIBUTION PLAN..........................................................18

Service Providers.............................................................19

Portfolio Transactions and Brokerage..........................................19

Code of Ethics................................................................20

Valuation of Shares...........................................................21

Purchase and Redemption of Shares.............................................21

Tax Considerations............................................................22

General Information...........................................................24

Calculation of Performance Data...............................................25

Financial Statements..........................................................25

Appendix......................................................................26


The Trust
Advisors Series Trust is an open-end, non-diversified management investment company organized as a Delaware business trust under the laws of the State of Delaware on October 3, 1996. The Trust currently consists of sixteen series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission ("SEC") as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Fund's prospectus and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

Objectives, Strategies and Associated Risks of the Fund
The Fund's investment objective is to maximize total return. This means that the Fund will seek both capital appreciation as well as income generation. The Fund pursues its investment objective by investing in shares of other open-end investment companies. It is anticipated that the Fund will invest in different proportions of various equity, fixed-income, and money market funds. However, the Fund reserves the right to invest all of its assets in any of those asset classes depending upon market conditions and may commit up to 80% of its assets to high yield "junk bond" funds. The following discussion of Fund investments and policies supplements the description of the Fund's investment objectives and strategies set forth in the Fund's Prospectus. Except for the fundamental investment limitations listed below (see "Fundamental Investment Limitations" on page 12 of this SAI), the Fund's investment objective, strategies and policies are not fundamental and may be changed by sole action of the Trust's Board of Trustees, without shareholder approval.

Whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security, either directly or via the underlying mutual funds in which the Fund invests, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition or sale of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether an investment complies with the Fund's investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Other Investment Companies
The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, or its affiliated persons, as a whole. This prohibition may prevent the Fund from allocating its investment in the manner the Advisor considers optimal. The Fund's strategy of indirect investment through other investment companies is non-fundamental and may therefore be changed, without shareholder approval, to a strategy of direct investment as a means to achieve their investment objectives. As a shareholder of another investment company, the Fund bears, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Equity Securities
The Fund may invest in equity securities through its investment in the shares of the underlying funds in which it invests. To a limited extent, the Fund may invest directly in equity securities consistent with the Fund's investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see "Debt Securities" below.

To the extent the Fund invests in the equity securities of small or medium-size companies, directly or through its investments in other mutual funds, it will be exposed to the risks of smaller sized companies. Small and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio.

Debt Securities
The underlying funds in which the Fund invests may invest in debt securities, including debt securities convertible into common stock. To a limited extent, the Fund may invest directly in debt securities consistent with the Fund's investment objective and strategies. As set forth in the Fund's prospectus, debt purchased by the Fund may consist of obligations of any rating. Debt securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. The Fund, via its underlying funds, may invest up to 80% of its assets in high yield debt securities or "junk bonds" that are considered high risk. Junk bonds are typically rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's
Ratings Group ("S&P") or below investment grade by other recognized rating agencies. The Fund may also invest in underlying funds that invest in unrated securities of comparable quality under certain circumstances. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

o Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility or market prices of high yield bonds and the underlying fund's asset values.

o Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an underlying fund would have to replace the security with lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets. If an underlying fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the fund's expenses can be spread and possibly reducing the fund's rate of return.

o Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a fund's ability to accurately value high yield bonds and may hinder a fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

o Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, underlying funds must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the fund can meet redemption requests.

Securities referred to as high-yield securities are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or "pay-in-kind" securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

The payment of principal and interest on most debt securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see the Appendix.

U.S. Government Obligations
The Fund may invest in mutual funds invested in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Non-Diversification of Investments
The Fund is non-diversified under the Investment Company Act of 1940 (the "1940 Act"). This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, either directly or via the underlying funds in which they invest. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code ("Code"), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund's total assets. In addition, the Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer (other than U.S. Government securities or securities of other regulated investment companies) equal to 5% of the Fund's total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.

Borrowings
The Fund may borrow funds to meet redemptions, to increase its portfolio holdings of securities, or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and, therefore, the amount available for distribution to shareholders as dividends will be reduced. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Restricted and Illiquid Securities
The Fund may, indirectly via the underlying funds, invest up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that a fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on a fund's ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under procedures adopted by the Board of Trustees.

The 1940 Act provides that an underlying fund whose shares are purchased by the Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Thus, shares of an underlying fund held by the Fund in excess of 1% of the underlying fund's securities are considered not readily marketable securities, that together with other such securities, may not exceed 15% of the Fund's net assets. However, because the Fund has elected to reserve the right to pay redemption requests by a distribution of securities from the Fund's portfolio, in lieu of cash, these holdings may be treated as liquid. In some cases, an underlying fund may make payment of a redemption by the Fund by distributing securities from its portfolio instead of cash. Thus it is possible that the Fund could hold securities distributed by an underlying fund until such time as the Advisor determines that it is appropriate to dispose of such securities. Disposing of such securities could cause the Fund to incur additional costs.

Foreign Equities
The Fund may invest in foreign securities via the underlying funds in which its invests. Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers and foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, withholding taxes on interest, limitations on the use or transfer of fund assets, political or social instability and adverse diplomatic developments.

In addition, there are restrictions on foreign investments in other jurisdictions and there tends to be difficulty in obtaining judgments from abroad and effecting repatriation of capital invested abroad. Delays could occur in settlement of foreign transactions, which could adversely affect shareholder equity. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Furthermore, investing in foreign securities can carry higher returns and risks than those associated with domestic investments. Foreign securities may be denominated in foreign currencies. Therefore, the value in U.S. dollars of a fund's net assets and income may be affected by changes in exchange rates and regulations.

The internal politics of certain foreign countries may not be as stable as that of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation, or economic recessions or slow downs of those partners, could have a significant adverse effect upon the securities markets of such countries.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities held by an underlying fund, denominated in that currency. Furthermore, the interest and dividends payable on certain foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income to be paid to a fund and that may ultimately be available for distribution.

Other differences between investing in foreign companies and the U.S. include:

o    information is less publicly available;

o there is a lack of uniform financial accounting standards applicable to foreign companies; o market quotations are less readily available;

o there are differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks;

o    there is generally a lower foreign securities market volume;

o    it is likely that foreign securities may be less liquid or more volatile;

o    there are generally higher foreign brokerage commissions;

o there may be difficulties in enforcing contractual obligations or obtaining court judgments abroad because of differences in the legal systems; and

o    the mail service between countries may be unreliable.

Emerging Market Countries
The Fund may also invest in emerging market countries or developing countries via the underlying funds in which it invests. Developing countries may impose restrictions on a fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. Furthermore, some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, a portfolio and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involve a high degree of risk.

Derivatives
The Fund may be invested in derivative securities through the underlying mutual funds in which it invests. The underlying funds may invest in a wide range of derivatives, including call and put options, futures, and forward contracts, for hedging purposes as well as direct investment. There are risks involved in the use of options and futures, including the risk that the prices of the hedging vehicles may not correlate perfectly with the securities held by the underlying funds. This may cause the futures or options to react differently from the underlying funds' securities to market changes. In addition, the investment advisers to the underlying funds could be incorrect in their expectations for the direction or extent of market movements. In these events, underlying funds could lose money on the options of futures contracts. It is also not certain that a secondary market for positions in options or futures contracts will exist at all times in which event the underlying fund will not be able to liquidate its positions without potentially incurring significant transactions costs.

An underlying fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, an underlying fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

When-Issued   Purchases,   Delayed  Delivery  and  Forward  Commitments
Certain underlying funds in which the Fund invests may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When any fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitments. It may be expected that the market value of a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place. In addition, when a fund engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a fund starting on the day that fund agrees to purchase the securities. A fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the fund's net asset value as long as the commitment remains in effect.

Warrants
Many underlying funds have the ability to purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at the specified price during a specified period of time. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the company issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

The purchase of warrants involves the risk that a fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

Sector/Industry Concentration
The Fund may, from time to time, have greater than 25% of its assets in one market sector or industry via the underlying mutual funds in which it invests. To the extent that the Fund concentrates in one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund. The Fund may concentrate its investments in any sector or industry via the underlying funds in which its invests. To the extent that an underlying fund focuses on one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund. The Advisor's judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time.

Short-Term Investments

The Fund and underlying funds may invest in any of the following securities and instruments:

o Money Market Mutual Funds. The Fund and underlying funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market funds seek to earn a high rate of income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase.

o Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund and underlying funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund and underlying funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

o Commercial Paper and Short-Term Notes. The Fund and underlying funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. The Fund's investments in commercial paper and short-term notes, if any, will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in the Appendix.

o Repurchase Agreements. Underlying funds in which the Fund invests, as well as the Fund directly, may have a portion of their net assets in cash or cash equivalents for a variety of reasons, including waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its net assets, a fund may enter into repurchase agreements. Under a repurchase agreement, a fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to a fund's custodian securities with an initial market value of at least 100% of the dollar amount invested by a fund in each repurchase agreement. To the extent that the Fund is invested in these securities directly, the Advisor will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

     Repurchase  agreements  may  involve  risks  in the  event  of  default  or insolvency of the bank or broker-dealer, including possible delays or restrictions upon a fund's ability to sell the underlying securities. The Fund's direct investments in repurchase agreements will be only with parties who meet certain creditworthiness standards, i.e. banks or broker-dealers that the Advisor has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

     The underlying funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, a fund agrees to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. A fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the fund's obligation under the agreement, including accrued interest, in a segregated account with the fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily.

     The use of repurchase agreements by a fund involves certain risks. For example, if the other party to a repurchase agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy code or other laws, a court may determine that the underlying security is collateral for the loan by a fund not within the control of the fund, and therefore the realization by the fund on the collateral may be automatically stayed. Finally, it is possible that a fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Temporary Investments
When the Advisor believes market or economic conditions are unfavorable for investors, the Advisor may invest up to 100% of the Fund's net assets in a temporary defensive manner or hold a substantial portion of its net assets in cash, cash equivalents, or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the underlying fund investments in which the Fund normally invests, or the U.S. economy. Temporary defensive investments generally may include U.S. government securities, certificates of deposit, high-grade commercial paper, repurchase agreements, money market fund shares, and other money market equivalents. The Advisor also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Fundamental Investment Limitations
Unlike the Fund's investment objective and strategies, the following restrictions may only be changed if the change is approved by holders of a majority of the Fund's outstanding voting securities. As used in this SAI, "a majority of the Fund's outstanding voting securities" means (i) more than 50% of the Fund's outstanding voting shares or (ii) 67% or more of the Fund's voting shares present at a shareholder meeting if more than 50% of the Fund's outstanding voting shares are represented at the meeting in person or by proxy, whichever is less.

The Fund may not:

1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that the Fund may purchase (either directly or via the underlying funds in which the Fund invests) securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

2. Make loans if, as a result, more than 33 1/3% of the Fund's total assets would be loaned to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities
     (iv) loan money to other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the 1940 Act.

3. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

4. Issue senior securities to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, loans, mortgages, or pledges, (ii) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (iii) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretation thereof.

5. Borrow money in an amount exceeding 33 1/3% of the value of the Fund's total assets, provided that the Fund may borrow money from other funds within the Trust in accordance with the terms of any applicable rule or regulation or exemptive order pursuant to the1940 Act.

6. Concentrate its investments in any one industry or sector if, as a result, more than 80% of the Fund's assets will be invested in such industry or sector. This restriction, however, does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, or its agencies or instrumentalities.

7. Invest in other investment companies except as permitted by the 1940 Act, as amended.


Management of the Fund

Board of Trustees
The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day to day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.

The Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


---------------------- ------------- ---------------------- ------------------------- -----------------------------

Name, Address          Position with  Term of Office and      Principal Occupation
   and Age               the Trust   Length of Time Served   During Past Five Years    Other Directorships Held
---------------------- ------------- ---------------------- ------------------------- -----------------------------
Independent Trustees of the Trust
--------------------------------------------------------------------------------------------------------------------
Walter E. Auch*          Trustee     Term of Office is      Management Consultant     Director, Nicholas-Applegate
  (born 1921)                        indefinite.  Mr.                                 Funds, Salomon Smith Barney
4455 E. Camelback Rd.                Auch served as a                                 Funds, Banyan Strategic
Suite 261-E                          Trustee of the Trust                             Realty Trust, Legend
Phoenix, AZ 85108                    since February 1997.                             Properties, Pimco Advisors
                                                                                      LLP and Senele Group.
---------------------- ------------- ---------------------- ------------------------- -----------------------------
Donald E. O'Connor*     Trustee      Term of Office is      Financial Consultant;     Independent Director, The
  (born 1936)                        indefinite.  Mr.       formerly Executive Vice   Parnassus Fund, The Parnassus
4455 E. Camelback Rd.                O'Connor served as a   President and Chief       Income Fund, and The Forward
Suite 261-E                          Trustee of the Trust   Operating Officer of ICI  Funds.
Phoenix, AZ 85108                    since February 1997.   Mutual Insurance Company
                                                            (until January 1997).
---------------------- ------------- ---------------------- ------------------------- -----------------------------
George T. Wofford III* Trustee       Term of Office is      Senior Vice President,     None.
  (born 1939)                        indefinite.  Mr.       Information Services,
4455 E. Camelback Rd.                Wofford served as a    Federal Home Loan Bank of
Suite 261-E                          Trustee of the Trust   San Francisco.
Phoenix, AZ 85108                    since February 1997.
------------------------------------------------------------------------------------- -----------------------------
Interested Trustee of the Trust
------------------------------------ ------------------------------------------------- ----------------------------
Eric M. Banhazl**      Trustee       Term of Office is      President and Treasurer of  None.
  (born 1957)                        indefinite.  Mr.       the Trust; Senior Vice
2020 E. Financial Way                Banhazl served as a    President, U.S. Bancorp
Glendora, CA 91741                   Trustee of the Trust   Fund Services, LLC since
                                     since February 1997.   July,  2001; Treasurer,
                                                            Investec Funds;
                                                            formerly,Executive
                                                            Vice President,
                                                            Investment Company
                                                            Administration, LLC;
                                                            ("ICA")(mutual fund
                                                            administrator and the
                                                            Fund's former administrator).
-------------------------------------------------------------------------------------------------------------------
Officers of the Trust
---------------------- ------------- ---------------------- --------------------------- ---------------------------
Eric M. Banhazl        President and Term of Offices is     See Above.                   See Above.
  (see above)          Treasurer     indefinite.  Mr.
                       (Interested   Banhazl served as
                       Trustee - see President and
                       above.)       Treasurer of the
                                     Trust since February
                                     1997.
---------------------- ------------- ---------------------- --------------------------- ---------------------------

Chad E. Fickett        Secretary     Term of Offices is     Compliance Administrator,    None.
  (born 1973)                        indefinite.  Mr.       U.S. Bancorp Fund Services,
615 East Michigan St.                Fickett served as      LLC since July, 2000.
Milwaukee, WI 53202                  Secretary of the
                                     Trust since March
                                     2002.

---------------------- ------------------------------------ --------------------------- ---------------------------

* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act.
** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President and Treasurer of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

Compensation
Each Independent Trustee receives $18,000 per year in fees, plus $500 for each meeting attended and is reimbursed for expenses. This amount is allocated among each of the sixteen current portfolios of the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

                                                                                       Total
                            Aggregate     Pension or Retirement  Estimated Annual   Compensation
                        Compensation From  Benefits Accrued as     Benefits Upon  from Trust2 Paid
Name of Person/Position     the Trust1    Part of Fund Expenses     Retirement       to Trustees
----------------------------------------- --------------------- ----------------- ------------------
Walter E. Auch, Trustee      $20,000               None                None            $20,000
----------------------------------------- --------------------- ----------------- ------------------
Donald E. O'Connor,
Trustee                      $20,000               None                None            $20,000
----------------------------------------- --------------------- ----------------- ------------------
George T. Wofford III,       $20,000               None                None            $20,000
Trustee
----------------------------------------------------------------------------------------------------

1    These  represent  estimates  for the current  fiscal year ending  March 31,
     2003.
2    There are currently sixteen different portfolios comprising the Trust.

The Trust has two standing committees: The Audit Committee and the Valuation Committee. The Audit Committee is comprised of all of the Independent Trustees. It does not include any interested Trustees. The Audit Committee typically meets once per year with respect to the various series of the Trust. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund's financial statements and to ensure the integrity of the Fund's pricing and financial reporting. As the Fund is new, the Audit Committee has not met with respect to the Fund.

The Trust's Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of at least one representative from the
Administrator's staff who is knowledgeable about the Fund and at least one Trustee. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees. The Valuation Committee meets as needed. As the Fund is new, the Valuation Committee has not met with respect to the Fund.

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 11, 2002, there were no principal shareholders nor control persons of the Fund and the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, own securities beneficially or of record in the Advisor, the Distributor or an affiliate of the Advisor or Distributor. Accordingly, neither the Trustees who are "not interested" persons of the Fund nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates.


Investment Advisor
First Associated Investment Advisors, Inc. (the "Advisor"), is a Minnesota corporation that serves as the investment advisor to the Fund. Curtis A. Teberg is the President and sole shareholder of the Advisor. The Advisor is an SEC-registered investment advisor. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans.

On December 3, 2001, the Board of the Trustees of the Trust, on behalf of the Fund, approved an initial two-year investment advisory agreement (the "Agreement") with the Advisor. After the initial two years, this Agreement may continue on a year-to-year basis provided that specific approval is voted at least annually by the Board of Trustees of the Trust or by the vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees of Trust who are neither parties to the Agreement nor "interested persons" as defined in the 1940 Act at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Advisor's investment decisions are made subject to the direction and supervision of the Board of Trustees. Ultimate decisions as to the investment policy are made by the Trust's officers and the Trustees.


In granting approval of the Agreement, the Board of Trustees, including the Independent Trustees, took into consideration, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund's investments. After reviewing various information, the Board of Trustees, including the Independent Trustees, concluded that the terms of the Advisory Agreement were fair and reasonable based on various factors, including that the Advisor has sufficient qualified personnel and adequate internal controls to manage the assets of the Fund and is capable to offer its services to the Fund, the fees paid by the Fund to the Advisor are reasonable and consistent with advisory and other fees paid by other investment companies of similar objectives and the Advisor's brokerage practices were reasonable efficient.


Under the Agreement, the Advisor is responsible for the day-to-day management of the Fund in accordance with its investment objectives and strategies. Furthermore, the Advisor is ultimately responsible for the investment performance of the Fund because it allocates the Fund's assets among the various mutual funds in which it invests and monitors the Fund for any necessary re-balancing or re-allocation. For its services, the Advisor is entitled to an annual advisory fee of 1.50% of the Fund's average daily net assets. The Advisor pays out of this fee all the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the independent Trustees of the Trust and extraordinary expenses. In addition to the services provided by the Advisor pursuant to the Agreement, the Advisor may, from time to time, provide the Fund with office space for managing their affairs, with the services of required personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Fund for any costs incurred.

The Advisor has also entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Fund's expenses to a certain minimum (as described in the Fee Table for the Fund). Under the Operating Expenses
Limitation Agreement, the Advisor may recapture waived or reimbursed expenses for a five-year period under specified conditions. This contract is in effect for one year and expires on April 1, 2003.

The Fund is actively managed and has no restrictions upon portfolio turnover. The Fund's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover would be achieved if each security in the Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Buying and selling securities, including shares of underlying funds in which the Fund invests, generally involves some expense to the Fund, such as commissions paid to brokers and other transaction costs. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from the Fund, whether reinvested or otherwise. Generally, speaking the higher the Fund's annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may adversely affect the Fund's performance. Also, unless you are a tax-exempt investor or you purchase shares through a tax-deferred account, the distribution of capital gains may affect your after-tax return. Additionally, there is no limit on, and the Advisor cannot control, the portfolio turnover rates of the underlying funds in which the Fund invests.

Distribution of Fund Shares

Distributor
Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the principal underwriter (the "Distributor") and the general distributor of the shares of the Fund pursuant to a Distribution Agreement, as amended from time to time, between the Distributor and the Trust dated as of March 11, 2002 (the "Distribution Agreement"). The Distribution Agreement was approved by the Board of Trustees on December 3, 2001 in the manner required by the 1940 Act.

Distribution Plan
As noted in the Prospectus, the Fund has adopted, but not implemented, a Distribution Plan pursuant to Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act (the "Plan"). The Plan was first approved by the Board of Trustees (including a majority of Independent Trustees) on December 3, 2001. Under the
Plan, which can only be implemented on or after April 1, 2003, the Fund would pay up to an annual rate of 0.25% of the average daily net assets of shares to the Underwriter or other qualified recipient under the Plan. The Plan is a "reimbursement" Plan that provides the Fund the ability to use Fund assets to pay the Distributor and other qualified recipients (e.g. securities dealers, financial institutions and other industry professionals) to finance any activity that is principally intended to result in the sale of the Fund's shares subject to the Plan up to 0.25% of average daily net assets.

The Fund's Board determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan authorizes the use of Fund assets to pay the Distributor, banks, broker/dealers and other institutions that provide distribution assistance and/or shareholder services such as:

|X| printing and distributing prospectuses to persons other than Fund shareholders,
|X| printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Fund, and
|X| furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries.

The Plan requires the Fund to prepare and furnish to the Trustees for their review, at least quarterly, written reports complying with the requirements of the Rule and setting out the amounts expended under the Plan and the purposes for which those expenditures were made. The Plan provides that so long as it is in effect the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees then in office who are not interested persons of the Trust.

The Plan will continue in effect only so long as its continuance is specifically approved at least annually by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan for the Fund may be terminated at any time by a majority vote of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan or in any agreement related to the Plan or by vote of a majority of the outstanding voting securities of the Fund.

The Plan may not be amended so as to materially increase the amount of the distribution fees for the Fund unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of the Fund. In addition, no material amendment may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plan.

None of the Trustees or officers of the Fund have any direct or indirect financial interest in the Plan. Currently, the Board of Trustees has decided not to implement the Plan for the Fund; however, the Board may choose to do so at any time.

Service Providers
The Trust entered into a series of agreements whereby certain parties will provide various services to the Fund.

U.S. Bancorp Fund Services, LLC ("USBFS") will provide accounting and administrative services and shareholder servicing to the Fund as transfer agent and dividend disbursing agent. USBFS's address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. The services to be provided under the Transfer Agent Servicing Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund, day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records and preparation, mailing and filing of reports, assistance in monitoring the total number of Shares sold in each State for "Blue Sky" purposes and assistance in the preparation of the Fund's registration statement under federal and state securities laws.

U.S. Bank, National Association, an affiliate of USBFS, is the custodian of the assets of the Fund (the "Custodian") pursuant to a custody agreement between the Custodian and the Trust ("Custody Agreement"), whereby the Custodian provides for fees on a transactional basis plus out-of-pocket expenses. The Custodian's address is 425 Walnut Street, Cincinnati, Ohio 45202.

Pursuant to a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement, each between USBFS and the Trust on behalf of the Fund, USBFS also performs certain administrative, accounting and tax reporting functions for the Fund, including preparation and filing federal and state tax returns, preparing and filing securities registration compliance filings with various states compiling data for and preparing notices to the Commission, preparing financial statements for the Annual and Semi-Annual Reports to the Commission and current investors, monitoring the Fund's expense accruals and performing securities valuations and, from time to time, monitoring the Fund's compliance with the Fund's investment objective and restrictions. Pursuant to the Fund Administration Servicing Agreement and Fund Accounting Servicing Agreement, USBFS is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the Fund's average net assets at a minimum annual rate of $30,000 and $26,000, respectively.

The Distributor, USBFS and the Custodian are affiliated entities under the common control of U.S. Bancorp.

Paul, Hastings, Janofsky & Walker LLP serves as legal counsel to the Fund. PricewaterhouseCoopers LLP is the independent public accountants for the Fund.

Portfolio Transactions and Brokerage
In connection with its duties to arrange for the purchase and sale of portfolio securities, the Advisor will select such broker-dealers who will, in the Advisor's judgment, implement the Fund's policy to achieve best execution at the best available price. Consistent with the rules of the National Association of Securities Dealers, Inc., the Advisor will allocate transactions to such broker-dealers only when it reasonably believes that the commissions and transaction quality is comparable to that available from other qualified broker-dealers, subject to seeking the best available price and execution available and such other policies as the Board of Trustees may determine.

When allocating transactions to broker-dealers, the Advisor is authorized to consider, in determining whether a particular broker-dealer will provide best execution, the broker-dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more broker-dealers, the Advisor is authorized in making such allocation, to consider, (a) whether a broker-dealer has provided research services, as further discussed below; and
(b) whether a broker-dealer has sold Fund shares or the shares of any other investment company or companies having the Advisor as its adviser or having the same administrator or principal underwriter as the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparison of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Fund or other accounts of the Advisor, and that such research received by such other accounts may or may not be useful to the Fund.


The Advisor will cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Advisor determines that a better price or execution may be obtained by paying such commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices. Additionally, the Advisor may direct transactions to a broker-dealer with which it has a financial affiliation, including Askar Corporation. Mr. Curtis Teberg, who is the President and sole shareholder of the Advisor, is a registered representative of Askar Corporation.


Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which the Distributor, as principal, is a member except under certain limited circumstances set forth in Rule 10f-3 thereunder. These conditions relate, among other things, to the reasonableness of the broker-dealer spread, the amount of securities that may be purchased from any one issuer, and the amount of the Fund's assets that may be invested in a particular issue. The rule also requires that any purchase made subject to its provisions be reviewed at least quarterly by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined by the 1940 Act.

The Board of Trustees will review quarterly the Advisor's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. Such review is conducted for the purpose of determining if the markups and commissions, if any, paid by the Fund are reasonable in relation to the benefits received by the Fund taking into account the competitive practices in the industry.

Code of Ethics
The Trust, the Advisor and the Distributor have each adopted Codes of Ethics (the "Codes") that govern the conduct of employees of the Trust, the Advisor and the Distributor who may have access to information about the Fund's securities transactions. The Codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes requires, under certain circumstances, pre-clearance of certain personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund or other Advisory clients; annual and quarterly reporting of personal securities holdings; and limitations on personal trading of initial public offerings. Violations of the Codes are subject to review by the Trustees and could result in severe penalties.

Valuation of Shares
Shares of the Fund are sold on a continual basis at the NAV per share next computed following acceptance of an order by the Fund. The Fund's NAV per share for the purpose of pricing purchase and redemption orders is determined at the close of normal trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund does not expect to determine the NAV of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share. However, the NAV of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary. For a description of the methods used to determine the share price, see "Shareholder Information -Valuation of Fund Shares" in the Fund's prospectus.

Purchase and Redemption of Shares
Detailed information on the purchase and redemption of shares is included in the Fund's prospectus. Shares of the Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment, which ordinarily must be at least $25,000. However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)'s or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Redemption In Kind
The Fund does not intend to redeem shares in any form except cash. The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash.

Tax Considerations
The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here are not intended as substitutes for careful tax planning. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

Distributions of Net Investment Income
The Fund receives income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gain
The Fund may derive capital gain or loss in connection with sales or other dispositions of its interests in the underlying funds. Distributions of net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Distributions of the underlying fund's net short-term capital gain will be ordinary income to the Fund, and, in turn to you, upon its distribution by the Fund. Distributions of an underlying fund's net long-term capital gain to the Fund will be long-term capital gain to the Fund, and, in turn, to you upon its distribution by the Fund, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed at least annually, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain dividends from the Fund's sale of securities held for more than five years may be subject to a reduced rate of tax.

Information on the Tax Character of Distributions
The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company
The Fund intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gain it distributes to you. The Board of Trustees reserves the right not to maintain the qualification of the Fund as regulated investment companies if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements
To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its realized capital gain and net investment income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as if received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares
Redemptions (including redemptions "in-kind") and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares.

Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of Fund shares held for more than five years may be subject to a reduced rate of tax.

Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

U.S. Government Securities
Some states grant tax-free status to dividends paid to you from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-Received Deduction for Corporations
If you are a corporate shareholder, you should note that it is expected that a portion of the dividends paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities
The Fund may invest in complex securities that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

General Information
The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Fund has only one class of shares. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable.

Shares of the Fund have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders of one or more series have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that at any meeting of shareholders of the Trust, or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of, all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

The proceeds received by each fund which is a series of the Trust for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, is specifically allocated to and constitutes the underlying assets of that fund. The underlying assets of each fund are segregated on the books of accounts, and are charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust, but not with the liabilities of any other fund established under the Trust's Declaration of Trust.

The Trust's Declaration of Trust provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents (the "Indemnified Persons") covering possible tort and other liabilities. The Declaration of Trust also contains an express disclaimer of shareholder liability for acts or obligations of the Trust and thus, under Delaware law, the shareholders of the Fund are entitled to the same limitation of personal liability extended to stockholders of corporations organized under the general corporation law of Delaware.

Calculation of Performance Data
The Fund may publish certain performance figures in advertisements from time to time. These performance figures may include average annual total return figures. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investors' total return may be in any future period.

Average Annual Total Return
Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period, and is computed according to the following formula:

                       P(1+T)n  =  ERV

        Where:        P  =  a hypothetical initial payment of $1,000.
                      T  =  average annual total return.
                      n  =  number of years in the base period.
                      ERV = ending redeemable value of the hypothetical $1,000 payment made at the beginning of the base period (reduced by the maximum sales charge) assuming reinvestment of all dividends and distributions.

All performance figures are based on historical results and are not intended to indicate future performance.

Financial Statements
As the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund's progress through periodic reports when those reports become available. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

Appendix

                            Commercial Paper Ratings

Standard & Poor's

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A' for the highest-quality obligations to `D' for the lowest. These categories are as follows:

     A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

     A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B - Issues rated `B' are regarded as having only speculative capacity for timely payment.

     C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

         Moody's

     Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade to indicate the relative repayment ability of rated issuers:

     Prime-1  -  Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

          Fitch

     Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. Fitch employs the following designations:

     F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B   Speculative.   Minimal   capacity  for  timely   payment  of  financial
commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D Default. Denotes actual or imminent payment default.

     Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than `F1'. `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Thomson Bank Watch

     Thomson Bank Watch assigns Short-Term Debt Ratings to specific debt instruments with original maturities of one year or less. These ratings incorporate basically the same factors used for the BankWatch Issuer Ratings. There is one major difference, however: the Short-Term Debt Ratings put a greater emphasis on the likelihood of government support.

     Thomson Bank Watch ratings represent an assessment of the likelihood of an untimely payment of principal and interest. Important factors that may influence this assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure. The probability of government intervention stems from four primary factors:

|X|      Government guarantees

|X|      Government or quasi-government ownership or control

|X|      The degree of concentration in the banking system

|X|      Government precedent

     As with the Issuer Ratings, the Short-Term Debt Ratings incorporate both qualitative and quantitative factors. The ratings are not meant to be "pass/fail' but rather to provide a relative indication of creditworthiness. Therefore, obligations rated TBW-3 are still considered investment-grade.

     These Short-Term Debt Ratings can also be restricted to local currency instruments. In such cases, the ratings will be preceded by the designation LC for Local Currency. Short-Term Debt Ratings are based on the following scale and the definitions are:

         TBW-1                                                              LC-1
     The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2                                                              LC-2
     The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3                                                              LC-3
     The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4                                                              LC-4
     The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                                 Credit Ratings

Standard & Poor's

     Standard & Poor's issue credit ratings based in varying degrees, on the following considerations:

1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
2.   Nature of and provisions of the obligation; and
3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C - Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     D - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

     The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     "p" - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * - Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     "r"- The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. - Not Rated - Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody's

         Moody's uses the following categories for long-term obligations:

     Aaa - Bonds that are rated "Aaa" to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds that are rated "Baa" considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch

     Fitch's long-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     Long-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

     AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

     BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

     DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e. below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

     Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, or to categories below `CCC'.

     `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Thomson Financial Bank Watch

     Long-Term Debt Ratings assigned by Thomson Financial Bank Watch also weigh heavily government ownership and support. The quality of both the company's management and franchise are of even greater importance in the Long-Term Debt Rating decisions. Long-Term Debt Ratings look out over a cycle and are not adjusted frequently for what we believe are short-term performance aberrations.

     Long-Term Debt Ratings can be restricted to local currency debt - ratings will be identified by the designation LC. In addition, Long-Term Debt Ratings may include a plus (+) or minus (-) to indicate where within the category the issue is placed. BankWatch Long-Term Debt Ratings are based on the following scale:

Investment Grade

AAA LC-AAA
Indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA LC-AA
Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A LC-A
Indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB  LC-BBB
The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. "BBB" issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade - may be speculative in the likelihood of timely repayment of principal and interest

BB  LC-BB
While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B LC-B
Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

CCC LC-CCC
Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC LC-CC
"CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D                                                                          LC-D
Default.

                             Municipal Note Ratings

Standard & Poor's

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 - Speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         MIG 1/VMIG 1

     This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.